UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

Repligen Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Repligen Corporation (the “Company”) was held on May 9, 2013. Proxies were solicited pursuant to the Company’s proxy statement filed on April 9, 2013, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended.

The number of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), entitled to vote at the Annual Meeting was 31,315,280. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 26,947,242, representing 86% of the total number of shares of Common Stock entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked (i) to elect the Company’s Board of Directors, (ii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 and (iii) to vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers. The voting results reported below are final.

Proposal 1 – Election of the Board of Directors

Glenn L. Cooper, Karen A. Dawes, Alfred L. Goldberg, Michael A. Griffith, Earl Webb Henry, Walter C. Herlihy and Thomas F. Ryan, Jr. were duly elected as the Company’s Board of Directors. The results of the election were as follows:

NOMINEE	FOR	% FOR	WITHHELD	% WITHHELD	BROKER NON- VOTES

Glenn L. Cooper	16,691,663	96.76%	558,064	3.24%	9,697,515

Karen A. Dawes	16,726,646	96.97%	523,081	3.03%	9,697,515

Alfred L. Goldberg	16,689,663	96.75%	560,064	3.25%	9,697,515

Michael A. Griffith	16,692,273	96.77%	557,454	3.23%	9,697,515

Earl Webb Henry	16,687,363	96.74%	562,364	3.26%	9,697,515

Walter C. Herlihy	16,691,743	96.77%	557,984	3.23%	9,697,515

Thomas F. Ryan, Jr.	16,687,173	96.74%	562,554	3.26%	9,697,515

Proposal 2 – Ratify the Appointment of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified. The results of the ratification were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES

NUMBER	26,665,257	205,190	76,795	—

PERCENTAGE	98.95%	0.76%	0.28%	—

Proposal 3 – Advisory Vote on Compensation of the Named Executive Officers

The compensation paid to the Company’s named executive officers was approved on an advisory basis. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES

NUMBER	16,996,467	183,697	69,563	9,697,515

PERCENTAGE	98.53%	1.06%	0.40%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Date: May 10, 2013	By:	/s/ Walter C. Herlihy
Walter C. Herlihy
President and Chief Executive Officer

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